                                                                   EXHIBIT 10(b)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

      Pursuant to Section 3.05 of the Servicing Agreement dated as of November
      8, 2001 (the "Consumers Servicing Agreement") between Consumers Energy
                   Company, as Servicer and Consumers Funding
          LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                      Current BILLING MONTH: February 2005

CURRENT BILLING MONTH        2/3/2005 - 3/3/2005                      COLLECTION CURVE 100%
 STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                         $192,204,378
Residential SECURITIZATION CHARGE (SC) Billed                    $  1,672,241       0.870%

Commercial Total Billed                                          $ 93,957,854
Commercial SECURITIZATION CHARGE (SC) Billed                     $  1,415,935       1.507%

Industrial Total Billed                                          $ 45,180,263
Industrial SECURITIZATION CHARGE (SC) Billed                     $  1,288,827       2.853%

 YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
 Non-Residential Customer Net Write-offs                                0.130%
 Residential Customer Net Write-offs                                    0.500%
 Total Net Write-offs                                                   0.300%

 AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                                   $  1,527,538
Commercial Class SC Collected                                    $  1,346,072
Industrial Class SC Collected                                    $  1,550,971

Total SC Collected                                               $  4,424,581

 Aggregate SC Remittances for January 2005 BILLING MONTH         $  4,185,102
 Aggregate SC Remittances for February 2005 BILLING MONTH        $  4,424,581
 Aggregate SC Remittances for March 2005 BILLING MONTH
 TOTAL CURRENT SC REMITTANCES                                    $  8,609,683

CURRENT BILLING MONTH        2/3/2005 - 3/3/2005                         COLLECTION CURVE 100%
 CALCULATED SC COLLECTED AMOUNT
 RESIDENTIAL
 A-1 Residential SC Collected                                    $  1,452,928
 A-3 Residential T.O.D. SC Collected                             $      6,425
 A-4 Alternate Residence SC Collected                            $     36,278
 A-5 Residential Farm/Life Support SC Collected                  $     31,907

 TOTAL RESIDENTIAL SC COLLECTED                                  $  1,527,538

 COMMERCIAL
 B-1 General Primary   (041) SC Collected                        $     21,816
 B-General Secondary   (010) SC Collected                        $    260,516
 C- General Secondary   (011) SC Collected                       $    462,448
 D-General Primary   (018) SC Collected                          $    265,213
 F-Primary High Load Factor   (032) SC Collected                 $     47,419
 GH-General Service Heating   (013) SC Collected                 $      7,357
 H- Water Heating Service   (014) SC Collected                   $        586
 L-1 General Energy-Only Street Lighting SC Collected            $      3,051
 L-2 General Service (Cust Owned) St Light SC Collected          $      3,130
 L-3 General Service (Co Owned) St Light SC Collected            $     16,162
 L-4 General Service Outdoor Lighting Commercial SC Collected    $          0
 PS-1 General Secondary Public Pumping SC Collected              $      7,923
 PS-2 General Primary Public Pumping SC Collected                $      6,049
 PS-3 General Optional Primary Public Pumping SC Collected       $     41,050
 R-1 General Secondary Resale SC Collected                       $          2
 R-2 General Secondary Resale SC Collected                       $      1,011
 R-3 General Primary Resale SC Collected                         $     24,040
 ROA-P Retail Open Access Primary (110) SC Collected             $    130,466
 ROA-S Retail Open Access Secondary Com SC Collected             $     40,724
 SC - Special Contract Commercial SC Collected                   $      1,895
 UR-General Unmetered SC Collected                               $      5,214

 TOTAL COMMERCIAL SC COLLECTED                                   $  1,346,072

 INDUSTRIAL
 B-1 General Primary   (042) SC Collected                        $     17,068
 B-General Secondary   (020) SC Collected                        $     31,455
 C- General Secondary   (021) SC Collected                       $     64,764
 CG-Cogeneration/Small Power Production Purchase SC Collected    $      4,003
 D-General Primary   (028) SC Collected                          $    431,095
 F-Primary High Load Factor   (033) SC Collected                 $     57,171
 GH-General Service Heating   (023) SC Collected                 $         83
 GMD General Motors SC Collected                                 $     51,334
 GMF General Motors SC Collected                                 $     95,707
 GMF-1 General Motors SC Collected                               $      4,576
 GMJ-1 General Motors SC Collected                               $      5,873
 H- Water Heating Service   (024) SC Collected                   $          2

CURRENT BILLING MONTH        2/3/2005 - 3/3/2005                         COLLECTION CURVE 100%
 I-General Primary Interruptible   (034) SC Collected            $      3,554
 J-1General Alternative Electric Metal Melting SC Collected      $     30,477
 J-General Primary Electric Furnace   (037) SC Collected         $      7,760
 L-4 General Service Outdoor Lighting Industrial SC Collected    $          1
 R-3 General Primary Resale (027) SC Collected                   $      1,027
 ROA-P Retail Open Access Primary (111) SC Collected             $    420,633
 ROA-S Retail Open Access Secondary Ind SC Collected             $      7,959
 SC - Special Contract Industrial SC Collected                   $    316,429

 TOTAL INDUSTRIAL SC COLLECTED                                   $  1,550,971

 TOTAL SC COLLECTED                                              $  4,424,581

Executed as of this 14th day of March 2005.

                                        CONSUMERS ENERGY COMPANY
                                        AS SERVICER

                                        /s/ Glenn P. Barba
                                        ----------------------------------------
                                        Glenn P. Barba, Vice President,
                                        Controller and Chief Accounting Officer

CC: Consumers Funding LLC
    One Energy Plaza
    Jackson, Mi  49201